UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 25, 2017 (May 23, 2017)

MERCK & CO., INC.
(Exact name of registrant as specified in its charter)

New Jersey	1-6571	22-1918501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Galloping Hill Road, Kenilworth, NJ		07033
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (908) 740-4000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Shareholders of Merck & Co., Inc. (the "Company") was held on May 23, 2017.

(b)	Shareholders voted on the matters set forth below:

Item 1.	All of the following persons nominated were elected to serve as directors and received the number of votes set forth opposite their respective names:

Names	Votes For	Votes Against	Abstentions	Broker Non-Votes
Leslie A. Brun	1,913,570,500	80,741,934	4,807,908	382,947,240
Thomas R. Cech, Ph.D.	1,986,322,452	8,845,888	3,952,002	382,947,240
Pamela J. Craig	1,988,464,681	6,530,122	4,125,539	382,947,240
Kenneth C. Frazier	1,906,531,905	80,110,591	12,477,846	382,947,240
Thomas H. Glocer	1,978,350,550	16,678,177	4,091,615	382,947,240
Rochelle B. Lazarus	1,978,253,209	16,188,730	4,678,403	382,947,240
John H. Noseworthy, M.D.	1,987,289,303	7,871,409	3,959,630	382,947,240
Carlos E. Represas	1,977,906,630	17,156,920	4,056,792	382,947,240
Paul B. Rothman, M.D.	1,988,103,870	7,111,688	3,904,784	382,947,240
Patricia F. Russo	1,690,919,415	303,263,696	4,937,231	382,947,240
Craig B. Thompson, M.D.	1,986,996,094	8,162,837	3,961,411	382,947,240
Wendell P. Weeks	1,725,948,887	269,137,168	4,034,287	382,947,240
Peter C. Wendell	1,974,632,978	20,421,145	4,066,219	382,947,240

Item 2.	A proposal to approve, by non-binding advisory vote, the compensation of our Named Executive Officers received the following votes:

For	Against	Abstained	Broker Non-Votes
1,897,185,596	91,226,313	10,708,433	382,947,240

Item 3.	A proposal to approve, by non-binding advisory vote, the frequency of future votes to approve the compensation of our Named Executive Officers received the following votes:

1 Year	2 Years	3 Years	Abstained	Broker Non-Votes
1,793,458,522	7,664,645	191,679,352	6,317,823	382,947,240

Item 4.	A proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2017 received the following votes:

For	Against	Abstained
2,340,354,229	35,103,594	6,609,759

Item 5.    A shareholder proposal requesting an independent Board chairman received the following votes:

For	Against	Abstained	Broker Non-Votes
928,762,128	1,061,968,067	8,390,147	382,947,240

Item 6.	A shareholder proposal concerning employee practices in Israel/Palestine received the following votes:

For	Against	Abstained	Broker Non-Votes
48,105,678	1,832,554,849	118,459,815	382,947,240

Item 7.	A shareholder proposal requesting a report on conducting business in conflict-affected areas received the following votes:

For	Against	Abstained	Broker Non-Votes
451,496,451	1,463,065,062	84,558,829	382,947,240

Item 8.	A shareholder proposal requesting a report on Board oversight of product safety and quality received the following votes:

For	Against	Abstained	Broker Non-Votes
130,790,903	1,795,383,307	72,946,132	382,947,240

A majority of votes cast was required for the proposals, other than the vote relating to frequency of compensation votes, to be approved.

(d)
Based on the voting results set forth in (b) (3) above, the Company's Board of Directors has determined that the Company will hold an annual non-binding advisory vote on the compensation of the Named Executive Officers listed in the proxy statement for its Annual Meeting of Shareholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 25, 2017.

Merck & Co., Inc.

By:	/s/ Karen L. Mealey
Name: Karen L. Mealey Title: Assistant Secretary